UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 14, 2009

TITAN INTERNATIONAL, INC.
(Exact name of Registrant as specified in its Charter)

Illinois	1-12936	36-3228472
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 Spruce Street, Quincy, IL 62301
 (Address of principal executive offices, including Zip Code)

(217) 228-6011
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filling is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THIS REPORT

Item 8.01 Other Events

Notes Offering

On December 14, 2009, Titan International, Inc. (the “Company”) issued a press release pursuant to Rule 135c under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the proposed issuance by the Company of its convertible senior subordinated notes (the “Notes”) to certain institutional investors in an offering exempt from the registration requirements of the Securities Act.

In accordance with Rule 135c(d) under the Securities Act, a copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference into this Report.

Supplement of Risk Factors

In connection with its contemplated offering of the Notes, the Company has updated its risk factors. The updated description of the Company’s risk factors has been filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference into this Report. The risk factors filed herewith as Exhibit 99.2 supplement the risk factors contained in “Item 1A. Risk Factors” to the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

99.1	Titan International, Inc.’s press release dated December 14, 2009, announcing the offering of its convertible senior subordinated notes
99.2	Updated Risk Factors which supplement the risk factors contained in “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN INTERNATIONAL, INC.
(Registrant)

Date:	December 14, 2009	By:	/s/ Kent W. Hackamack
Kent W. Hackamack
Vice President of Finance and Treasurer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Titan International, Inc.’s press release dated December 14, 2009, announcing the offering of its convertible senior subordinated notes
99.2	Updated Risk Factors which supplement the risk factors contained in “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008